UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2011

EPL INTERMEDIATE, INC.

(Exact name of registrant as specified in its charter)

333-115644
(Commission File Number)

Delaware	13-4092105
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3535 Harbor Blvd. Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 19, 2011, El Pollo Loco, Inc. (“EPL”), a wholly owned subsidiary of EPL Intermediate, Inc., executed a letter agreement with Pilgrim’s Pride Corporation (“Pilgrim’s Pride”).  The agreement sets forth the prices and terms under which Pilgrim’s Pride will supply a material portion of EPL’s chicken requirements for the next 12 months.  The agreement also sets forth various freight charges which vary depending on where the chicken is to be delivered.  The agreement is effective March 1, 2011 and terminates February 28, 2012.

EPL and Pilgrim’s Pride were previously parties to a chicken supply contract that expired February 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC. (Registrant)
Date: March 24, 2011	By:	/s/ Jerry Lovejoy
Jerry Lovejoy
Senior Vice President